Exhibit 10.33b

FIRST AMENDMENT TO INVESTMENT AGREEMENT

This First Amendment to Investment Agreement dated as of March 1, 2024 (this “Amendment”), is made by and among (a) American Shared Hospital Services, a California corporation (“Purchaser”), (b) GenesisCare USA, Inc., a Florida corporation (as in existence on the date hereof, as a debtor-in-possession and a reorganized debtor, as applicable, “Seller”), and (c) GenesisCare USA Holdings, Inc., a Delaware corporation (as in existence on the date hereof, as a debtor-in-possession and a reorganized debtor, as applicable, “Topco”). Purchaser, Seller, and Topco are referred to herein individually as a “Party” and collectively as the “Parties.” Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Investment Agreement (as defined below).

RECITALS:

WHEREAS, the Parties are parties to that certain Investment Agreement dated as of November 10, 2023 (the “Investment Agreement”);

WHEREAS, the Parties desire to amend the Investment Agreement pursuant to Section 9.5 of the Investment Agreement.

NOW THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Amendment and the Investment Agreement, as applicable, the Parties hereby agree as follows:

AGREEMENT:

1.    Section 8.1(c) of the Investment Agreement is hereby amended by replacing “(i) March 10, 2024”, with “(i) April 30, 2024”, in the second and third lines of that section.

2.    Except as expressly modified by this Amendment, all other terms of the Investment Agreement shall remain unchanged and in full force and effect.

[Remainder of Page Intentionally Left Blank. Signature Pages Follow.]

IN WITNESS WHEREOF, this First Amendment to Investment Agreement has been duly executed as of the date set forth above.

PURCHASER:

AMERICAN SHARED HOSPITAL SERVICES

By: /s/ Ray Stachowiak

Name: Ray Stachowiak

Title: Executive Chairman

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SELLER:

GENESISCARE USA, INC.

By:           Name: Shaden Marzouk, MD, MBA

Title:         Director and Authorized Signatory

TOPCO:

GENESISCARE USA HOLDINGS, INC.

By:                   Name: Shaden Marzouk, MD, MBA

Title: Director and Authorized Signatory

4857-8346-9994, v. 3